SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July  20, 2009

OMNI BIO PHARMACEUTICAL, INC.
Exact name of Registrant as Specified in its Charter

ACROSS AMERICA FINANCIAL SERVICES, INC.
Former Name of Company

Colorado	000-52530	20-8097969
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

5350 South Roslyn, Suite 400, Greenwood Village, CO  80111
Address of Principal Executive Offices, Including Zip Code

(303) 867-3415
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Omni Bio Pharmaceutical, Inc., and our wholly-owned subsidiary, Omni Bio Operating, Inc.

Item 8.01 Other Events

We have received notice from FINRA that our application to change our trading symbol has been approved. With the open of business on July 21, 2009, we will trade on the OTC Bulletin Board under the new symbol OMBP.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibit.

Exhibit
Number	Description

99.1	Press release regarding new trading symbol

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 20, 2009.

OMNI BIO PHARMACEUTICAL, INC. a Colorado corporation

By:	/s/ Vicki D.E. Barone
Vicki D.E. Barone Chair of the Board